UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2021
Travel + Leisure Co.
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6277 Sea Harbor Drive
Orlando	Florida	32821
(Address of Principal Executive Offices)		(Zip Code)
	(407)	626-5200
(Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TNL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Travel + Leisure Co. (the “Company”) entered into an Amended & Restated Employment Agreement with Michael D. Brown, the Company’s President and Chief Executive Officer, and Michael Hug, the Company's Chief Financial Officer, on May 13, 2021 and May 17, 2021, respectively (the “Employment Agreements”). The terms of the existing employment agreements with Messrs. Brown and Hug are scheduled to expire on May 31, 2021. The Amended & Restated Employment Agreements are effective June 1, 2021, and extend the term of employment with the Company for Messrs. Brown and Hug for a period of three years to May 31, 2024, on substantially the same terms and conditions as set forth in the existing employment agreements.

Item 5.07             Submission of Matters to a Vote of Security Holders.
(a)The Company held its 2021 Annual Meeting of Shareholders on May 13, 2021 (the “Annual Meeting”).

(b)At the Annual Meeting, three proposals were submitted to the Company’s shareholders. The proposals are described in more detail in the Proxy Statement. The final voting results were as follows:

Proposal 1
The Company’s shareholders elected the following Directors to serve for a term ending at the 2022 annual meeting, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier resignation, retirement, disqualification, or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Louise F. Brady	70,205,890	659,494	5,123,930
Michael D. Brown	69,591,891	1,273,493	5,123,930
James E. Buckman	68,608,621	2,256,763	5,123,930
George Herrera	66,655,938	4,209,446	5,123,930
Stephen P. Holmes	68,094,628	2,770,756	5,123,930
Denny Marie Post	69,758,186	1,107,198	5,123,930
Ronald L. Rickles	69,888,953	976,431	5,123,930
Michael H. Wargotz	68,130,155	2,735,229	5,123,930

Proposal 2
The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of our named executive officers in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
63,871,296	6,680,251	313,837	5,123,930

Proposal 3

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
74,310,677	1,514,791	163,846	—

Item 7.01.     Regulation FD Disclosure.
On May 18, 2021, the Company posted new written investor presentation materials on its investor relations website at http://investor.travelandleisureco.com. The Company intends to use such materials from time to time in meetings with the investment community and for general marketing purposes.

The information set forth under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVEL + LEISURE CO.

By: /s/ Elizabeth E. Dreyer
Name: Elizabeth E. Dreyer
Title: Chief Accounting Officer

Date: May 18, 2021